UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

ALL SOFT GELS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-209325	81-0876714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Turnberry Dr. Williamsville NY 14221
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 902-7450

3904 West 3930 South
Salt Lake City, Utah 84128
(801)707-9026
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

All Soft Gels Inc. (the “Registrant”) entered into a Loan and Compensation Forgiveness Agreement, dated as of May 10, 2018, with Gene Nelson, the former majority owner and executive of the Registrant (the “Nelson Agreement”). Pursuant to the Nelson Agreement, an aggregate of $23,400 in advances and $62,666 of accrued salary that were outstanding and owed to Mr. Nelson were waived and forgiven. The Nelson Agreement related to the November 2017 change of control transaction pursuant to which Mr. Nelson sold his ownership stake in the Registrant and resigned from all of his officer and board positions (the “Change of Control”).

The Registrant entered into a Loan Forgiveness Agreement, dated as of May 10, 2018, with Richard Ronan (the “Ronan Agreement”). Pursuant to the Ronan Agreement, the amounts outstanding pursuant to a “Promise to Pay & 90 Day Convertible Note Agreement” dated December 13, 2016 between the Registrant and Mr. Ronan (the “Ronan Note”) were forgiven, and the Ronan Note was terminated. The Ronan Agreement related to the Change of Control.

The Registrant entered into a Loan Forgiveness Agreement, dated as of May 10, 2018, with Richard Clausing (the “Clausing Agreement”). Pursuant to the Clausing Agreement, the amounts outstanding pursuant to a “Promise to Pay & 90 Day Convertible Note Agreement” dated November 30, 2016 between the Registrant and Mr. Clausing (the “Clausing Note”) were forgiven, and the Clausing Note was terminated. The Clausing Agreement related to the Change of Control.

The foregoing descriptions of the Nelson Agreement, the Ronan Agreement and the Clausing Agreement do not purport to be complete and are qualified in their entirety by reference to the copy of the respective agreements, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 relating to the termination of the Ronan Note and the Clausing Note is incorporated by reference into this Item 1.02.

Item 9.01.	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description

10.1	Loan and Compensation Forgiveness Agreement, dated as of May 10, 2018, with Gene Nelson
10.2	Loan Forgiveness Agreement, dated as of May 10, 2018, with Richard Ronan
10.3	Loan Forgiveness Agreement, dated as of May 10, 2018, with Richard Clausing

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALL SOFT GELS INC.

By:	/s/ Amer Samad
Name:	Amer Samad
Title:	Chief Executive Officer and President

Date: July 5, 2018